UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (date of earliest event reported): August 20, 2021
___________

SERVICENOW, INC.
(Exact name of registrant as specified in its charter)

___________

Delaware	001-35580	20-2056195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2225 Lawson Lane
Santa Clara, California 95054
(Address of principal executive offices and Zip Code)

(408) 501-8550
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	NOW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)
On August 20, 2021, the Board of Directors (the “Board”) of the ServiceNow, Inc. (the “Company”) expanded the size of the Board from eleven to twelve members and appointed Sukumar Rathnam to serve as a director. The Board determined that Mr. Rathnam is an independent director within the meaning of the New York Stock Exchange listing standards. Mr. Rathnam has not been, and is not expected to be, named to any committee of the Board at this time. There are no arrangements or understandings between Mr. Rathnam and any other persons pursuant to which he was selected as a director. There are no family relationships between Mr. Rathnam and any director or executive officer of the Company. Other than as disclosed herein, Mr. Rathnam does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Rathnam will receive the standard compensation and equity awards provided to non-employee directors of the Company for their service as disclosed in the Company's proxy statement for its 2021 annual meeting of shareholders.

In connection with his appointment to the Board, Mr. Rathnam has entered into the Company’s standard form of indemnification agreement for directors and officers. The form indemnification agreement was filed as Exhibit 10.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the Securities and Exchange Commission on February 27, 2015.

For additional information, see the press release attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in the press release attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
	99.1	Press Release dated August 25, 2021.
	104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICENOW, INC.

	By:	/s/ Russell S. Elmer
Russell S. Elmer General Counsel

Date: August 25, 2021